UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 15, 2005

(Date of report; date of earliest event reported)

Commission file number:

333-57494

333-109950

WHOLESALE AUTO RECEIVABLES CORPORATION

SUPERIOR WHOLESALE INVENTORY FINANCING TRUST XII

(Exact name of registrant as specified in its charter)

Delaware	38-3082709
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

c/o General Motors Acceptance Corporation

200 Renaissance Center

P.O. Box 200 Detroit, Michigan

48265-2000

(Address of principal executive offices)

(Zip Code)

(313) 556-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On June 15, 2005 the registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure. Wholesale Auto Receivables Corporation will issue the following: $1,250,000,000 Class A Floating Rate Asset Backed Term Notes, Series 2005-A, $127,583,000 Class B Floating Rate Asset Backed Term Notes, Series 2005-A and $53,160,000 Class C Floating Rate Asset Backed Term Notes, Series 2005-A (collectively, the “2005-A Offered Notes”). Only the 2005-A Offered Notes are offered thereby. The series term sheet is attached hereto as Exhibit 99.

ITEM 9.01 EXHIBITS

Exhibit 99	The following is filed as an Exhibit to this Report under Exhibit 99.

Series Term Sheet dated June 15, 2005, with respect to the proposed issuance of the Floating Rate Asset Backed Term Notes, Series 2005-A of Superior Wholesale Inventory Financing Trust XII.

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant certifies that it meets all of the requirements for this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHOLESALE AUTO RECEIVABLES CORPORATION

Dated: June 17, 2005	By:	/s/ C.J. Vannatter
	Name: Title:	C.J. Vannatter Vice President

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